SECURED REVOLVING NOTE

$5,000,000.00                                                   March ___, 2006

                  FOR VALUE RECEIVED, the undersigned, DIRECT RESPONSE FINANCIAL SERVICES, INC., D/B/A Direct2Own, a Colorado corporation (the "Borrower"), hereby unconditionally promises to pay to the order of RAVINIA FUNDING, LLC, an Illinois limited liability company (the "Lender"), at the Lender's office at 707 Skokie Boulevard, Suite 190, Northbrook, Illinois 60062, or at such other place as the Lender may from time to time designate in writing, on December 1, 2009, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million ($5,000,000) Dollars, or, if an amount other than $5,000,000, the aggregate unpaid principal amount of all advances made pursuant to this Note outstanding on such date. This Secured Revolving Note is referred to in and was executed and delivered in conjunction with that certain Revolving Loan and Security Agreement of even date herewith (the "Loan Agreement") between the Borrower and Lender. Reference is hereby made to the foregoing document for a statement of certain of the terms and conditions under which the loan evidenced hereby was made and is to be repaid and for a statement of the Lender's remedies. Capitalized terms used but not defined herein shall have the specific meaning assigned to them in the Loan Agreement.

                  The Borrower further agrees to apply all Proceeds from Collection of Accounts to pay down this Note in accordance with the amortization schedule attached as Exhibit A hereto.

                  The Borrower further unconditionally promises to pay to Lender on the first (1st) day of each calendar month, commencing on April 1, 2006 until the principal balance hereunder is fully repaid, interest at the rate of twenty-two percent (22%) per annum, calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                  This Secured Revolving Note is secured pursuant to the Loan Agreement, and reference is made thereto for a statement of the terms and conditions of such security.

                  The Borrower hereby waives demand, presentment, protest, and notice of demand, presentment, protest and nonpayment. The Borrower also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default prior to the exercise by the Lender of its rights to repossess the collateral security without judicial process or to replevy, attach or levy upon such Collateral without notice or hearing.

                  In addition to and not in limitation of the foregoing and the provisions of the Letter Agreement, the undersigned further agrees to pay all expenses, including attorneys' fees and legal expenses, incurred by the holder of this Secured Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

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                  THIS SECURED REVOLVING NOTE HAS BEEN DELIVERED AT CHICAGO,
ILLINOIS AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. WHENEVER POSSIBLE EACH PROVISION OF THIS SECURED REVOLVING NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SECURED REVOLVING NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SECURED REVOLVING NOTE. WHENEVER IN THIS SECURED REVOLVING NOTE REFERENCE IS MADE TO THE LENDER OR THE BORROWER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, A REFERENCE TO ITS RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS SECURED REVOLVING NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSORS AND ASSIGNS. THE BORROWER'S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION OF OR FOR THE BORROWER.


                                      DIRECT RESPONSE FINANCIAL SERVICES, INC.
                                      d/b/a Direct2Own


                                      By:
                                         -------------------------------
                                      Name:
                                           ------------------------------
                                      Its:
                                          -------------------------------

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                                    EXHIBIT A


                              Amortization Schedule